Exhibit (99)
                                                         N    E    W    S
Tuesday                                              Media Contact: Mary Eshet
April 14, 1998                                           704-383-7777 (office)
                                                           704-366-6492 (home)
(First Union logo                               Investor Contact: Alice Lehman
appears here)                                                     704-374-4139


SOLID REVENUE GROWTH PROPELS FIRST UNION'S RECORD EARNINGS

Solid revenue momentum drove First Union Corporation's first quarter 1998 operating earnings per share up 18 percent, to a record 93 cents on a diluted basis compared with 79 cents in the first quarter of 1997. Operating earnings, which represent earnings before merger-related and restructuring charges, were a record $606 million, an increase of 20 percent from $504 million in the first quarter of 1997. First quarter 1998 operating earnings represent a return on average common equity of 20.21 percent and a return on average assets of 1.50 percent.


Merger-related and restructuring charges of $19 million after-tax were associated with the January 31, 1998, acquisition of Wheat First Butcher Singer Inc. After these charges, earnings were 90 cents per diluted share.

"This was a very solid quarter for First Union, with strong revenue contributions from our Capital Markets and Capital Management businesses; integration of our acquisitions well under way; and the continuing implementation of our Future Bank throughout our branch network," said Edward E. Crutchfield, chairman and chief executive officer. "Product introduction and training are proceeding on schedule in our completed acquisitions. In addition, our work to revamp our branch network is meeting success in the markets where our Future Bank has been implemented. We are very enthusiastic about our future as these efforts begin to translate into revenue growth."

First Union's Capital Markets Group and Capital Management Group continued to be strong contributors to earnings growth in the first quarter of 1998. Including Wheat First Union, Capital Management noninterest income increased 68 percent and Capital Markets noninterest income increased 59 percent from the first quarter of 1997. First Union's 1997 quarterly results have not been restated for Wheat First Union.

First Union's Capital Markets Group provides a variety of sophisticated corporate financing solutions focused on integrating the best of banking with the best of the securities business. The Capital Management Group, with $98 billion in assets under management, provides a comprehensive selection of products and services to meet customers' lifetime financial needs.

The consolidation of Signet's 1 million customers and 3 million accounts into First Union's systems was completed in less than four months following the completion of this pooling of interests acquisition in November 1997. First Union's 1997 quarterly results have been restated for the Signet acquisition.

FIRST UNION'S EARNINGS SET RECORD/page 2

Key factors, in addition to the contribution of Wheat First Union, in the first quarter of 1998 compared with the first quarter of 1997 include:

(bullet) A 39 percent increase in noninterest income, led by Capital Markets and Capital Management activity, to $1.1 billion. This amount excludes investment securities transactions.

(bullet) A modest decline in net interest income, largely as a result of First
         Union's strategy to sell or securitize certain loans rather than holding them on the balance sheet. Average net loans were $96 billion compared with $101 billion in the year ago period. First Union continues to pursue a balance sheet management strategy to maximize return on capital. As part of this strategy, $5 billion in consumer loans were securitized or sold in 1997.

(bullet) Continuing strength in credit quality. Nonperforming assets as a percentage of net loans and foreclosed properties improved to
         0.74 percent from 0.80 percent. Annualized net charge-offs improved to
         0.36 percent of average net loans, compared with 0.63 percent in the year-ago period.

First Union's pooling of interests acquisition of Philadelphia-based CoreStates Financial Corp received shareholder approval on February 27, 1998, and Federal Reserve approval on April 13, 1998. On a pro forma basis, the combined company's net income before merger-related and restructuring charges would have been $809 million at March 31, 1998, or, on a diluted earnings per share basis, 83 cents, compared to $702 million and 72 cents in the year ago period. The acquisition is expected to close by April 30, 1998, subject to certain conditions of closing. The combined company will have the leading banking presence on the Eastern Seaboard with the largest share of retail deposits on the East Coast. More information concerning the CoreStates acquisition is available in First Union's Current Reports on Form 8-K filed with the Securities and Exchange Commission
(SEC) on November 18, 1997, November 28, 1997, and December 2, 1997; in First Union's registration statement on Form S-4, filed with the SEC on January 9, 1998; and First Union's 1997 Annual Report on Form 10-K.

First Union (NYSE:FTU) is a leading provider of financial services to more than 14 million customers throughout the East Coast and the nation. At March 31, 1998, First Union had assets of $172 billion and total stockholders' equity of $12 billion. On a pro forma basis with CoreStates, the combined company's assets would be $220 billion and total stockholders' equity would be $16 billion. The company operates full-service banking offices in Connecticut, Delaware, Florida, Georgia, Maryland, New Jersey, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and Washington, D.C.

This news release contains various forward-looking statements. A discussion of various factors that could cause First Union's actual results to differ materially from those expressed in such forward-looking statements is included in First Union's filings with the SEC.

PAGE 3
FIRST UNION CORPORATION
EARNINGS DATA
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                             Three Months Ended
                                                                                                       March 31,      1 Q 98
                                                                                  -------------------------------
                                                                                                                          vs
(Dollars in millions, except per share data)                                             1998               1997       1 Q 97
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Net income after merger-related and restructuring
  charges                                                                       $         587                504          16   %
After-tax merger-related and restructuring charges                                         19                  -         100
--------------------------------------------------------------------------------------------------------------------------------
Net income before merger-related and restructuring
  charges                                                                       $         606                504          20   %
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Basic earnings
  Net income after merger-related and restructuring
    charges                                                                     $        0.91               0.80          14   %
  Net income before merger-related and restructuring
    charges                                                                              0.94               0.80          18
Diluted earnings
  Net income after merger-related and restructuring
    charges                                                                              0.90               0.79          14
  Net income before merger-related and restructuring
    charges                                                                              0.93               0.79          18
Cash dividends                                                                           0.37               0.29          28
Book value                                                                              19.16              16.62          15
Period-end price                                                                $       56.81              40.50          40
Average shares (In thousands)
  Basic                                                                               642,343            627,402           2
  Diluted                                                                             651,355            635,852           2
Actual shares (In thousands)                                                          644,493            625,914           3
Dividend payout ratios (based on operating earnings)                                    39.74  %           35.43           -    %
---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
Before merger-related and restructuring charges
      Return on average assets (a) (b)                                                   1.50  %            1.40           -
      Return on average stockholders' equity (a) (c)                                    20.21              19.15           -
      Overhead efficiency ratio (d)                                                        59                 57           -
Net charge-offs as a percentage of
  Average loans, net (a)                                                                 0.36               0.63           -
  Average loans, net, excluding Bankcard (a)                                             0.22               0.25           -
Nonperforming assets to loans, net and
  foreclosed properties                                                                  0.74               0.80           -
Net interest margin (a)                                                                  3.88  %            4.44           -
-------------------------------------------------------------------------------------------------------------------------------
CASH EARNINGS (EXCLUDING OTHER
  INTANGIBLE AMORTIZATION)
  Before merger-related and restructuring charges
      Net income                                                                $         659                558          18   %
      Earnings per share - basic                                                $        1.03               0.89          16
      Return on average tangible assets (a)                                              1.66  %            1.58           -
      Return on average tangible stockholders' equity (a) (c)                           28.15              29.09           -
      Overhead efficiency ratio (d)                                                        56  %              54           -   %
-----------------------------------------------------------------------------------------------------------------------------

(a)   Quarterly amounts annualized.
(b)   Based on net income.
(c) Based on net income and average stockholders' equity excluding average net unrealized gains or losses on debt and equity securities.
(d) The overhead efficiency ratio is equal to noninterest expense divided by net operating revenue. Net operating revenue is equal to the sum of tax-equivalent net interest income and noninterest income, including investment securities transactions.

PAGE 4
FIRST UNION CORPORATION
EARNINGS DATA
(Unaudited)
-------------------------------------------------------------------------------------------------------------------------


                                                                                     Three Months Ended
                                                                                               March 31,           1 Q 98
                                                                                -------------------------
                                                                                                                  vs
(In millions)                                                                         1998          1997           1 Q 97
-------------------------------------------------------------------------------------------------------------------------
EARNINGS SUMMARY
Net interest income (a)                                                       $      1,366         1,422          (4) %
Provision for loan losses                                                               90           162         (44)
---------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses (a)                              1,276         1,260           1
Securities available for sale transactions                                              20             4         400
Noninterest income                                                                   1,129           813          39
Merger-related and restructuring charges                                                29                -      100
Noninterest expense                                                                  1,479         1,283          15
---------------------------------------------------------------------------------------------------------
Income before income taxes (a)                                                         917           794          15
Income taxes                                                                           310           272          14
Tax-equivalent adjustment                                                               20            18          11
---------------------------------------------------------------------------------------------------------
Net income after merger-related and restructuring
  charges                                                                     $        587           504          16  %
---------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCE SHEET DATA
Loans, net of unearned income                                                 $     96,026       101,012          (5) %
Earning assets                                                                     141,150       129,921           9
Total assets                                                                       163,970       146,284          12
Noninterest-bearing deposits                                                        20,580        18,468          11
Interest-bearing deposits                                                           80,307        81,961          (2)
Stockholders' equity (b)                                                      $     12,158        10,678          14  %
---------------------------------------------------------------------------------------------------------------------

(a)  Tax-equivalent.
(b) Excludes average net unrealized gains or losses on debt and equity securities.

PAGE 5
FIRST UNION CORPORATION
QUARTERLY FINANCIAL HIGHLIGHTS
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          1998                                                1997
                                                                   ------------  --------------------------------------------------

                                                                         First       Fourth        Third       Second        First
(Dollars in millions, except common stock prices)                      Quarter      Quarter      Quarter      Quarter      Quarter
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED LINES OF BUSINESS DATA
Capital Markets
  Tax-equivalent net interest income                            $          131          109          111          116           99
-----------------------------------------------------------------------------------------------------------------------------------
  Fee and other income
    Investment banking                                                     143           60           59           50           56
    Real estate finance                                                     17           82           26           58           12
    Risk management                                                         22           36           21           20           17
    Traditional banking                                                     23           21           21           34           18
    Commercial leasing and rail                                             50           45           48           51           57
-----------------------------------------------------------------------------------------------------------------------------------
        Total Capital Markets fee and other income              $          255          244          175          213          160
-----------------------------------------------------------------------------------------------------------------------------------
Capital Management
  Trust                                                         $           98           98           94           90           88
  Mutual funds                                                              93           66           62           61           63
  CAP account                                                               17           15           14           13           13
  Retail brokerage services                                                180           71           65           67           64
  Private client group                                                       2            2            2            2            1
-----------------------------------------------------------------------------------------------------------------------------------
        Total                                                              390          252          237          233          229
  Less internal management reporting adjustments (a)                       (17)          (9)          (8)          (7)          (7)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        Total Capital Management income                         $          373          243          229          226          222
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK PRICE
High                                                            $      58.2500      52.8750      50.6875      47.875       47.750
Low                                                                    47.0625      46.9375      45.8750      39.125       36.625
Period-end                                                      $      56.8125      51.2500      50.0625      46.250       40.500
-----------------------------------------------------------------------------------------------------------------------------------

(a) Internal management reporting adjustments represent the elimination of inter-affiliate fee income, the results of which are included in the consolidated statements of income.

PAGE 6
FIRST UNION CORPORATION
QUARTERLY FINANCIAL HIGHLIGHTS
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                                       1998                                                    1997
                                                                ------------      --------------------------------------------------

                                                                      First           Fourth        Third       Second        First
(Dollars in millions)                                               Quarter          Quarter      Quarter      Quarter      Quarter
------------------------------------------------------------------------------------------------------------------------------------
PERIOD-END BALANCE SHEET DATA
Securities available for sale                                $       32,111           21,415       18,924       18,817       16,839
Investment securities                                                 2,072            2,175        2,268        2,285        2,408
Loans, net of unearned income                                        98,092           96,873      101,452      102,783      101,747
Earning assets                                                      150,002          134,370      137,571      137,245      131,526
Total assets                                                        171,966          157,274      155,175      154,795      148,442
Noninterest-bearing deposits                                         22,425           21,753       20,734       20,962       19,978
Interest-bearing deposits                                            80,901           81,136       78,669       80,027       80,320
Long-term debt                                                        8,252            8,042        8,169        7,608        8,004
Guaranteed preferred beneficial interests                               991              991          990          990          990
Stockholders' equity                                         $       12,349           12,032       11,710       10,916       10,400
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED CAPITAL RATIOS (a)
Tier 1 capital                                                         8.56 %           8.41         8.18         7.55         7.28
Total capital                                                         13.46            13.40        13.72        12.64        12.24
Leverage                                                               6.53             6.81         6.53         6.23         6.13
STOCKHOLDERS' EQUITY TO ASSETS
Quarter-end                                                            7.18             7.65         7.55         7.05         7.01
Average                                                                7.59 %           7.77         7.38         7.03         7.27
------------------------------------------------------------------------------------------------------------------------------------

(a) The first quarter of 1998 is based on estimates. Amounts prior to the fourth quarter of 1997 have not been restated for the Signet Banking Corporation acquisition.

PAGE 7
FIRST UNION CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          1998                                                1997
                                                                   ------------  --------------------------------------------------

                                                                         First       Fourth        Third       Second        First
(In millions, except per share data)                                   Quarter      Quarter      Quarter      Quarter      Quarter
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                      $        2,045        2,167        2,226        2,216        2,162
Interest and dividends on securities available for sale                    465          329          325          337          276
Interest and dividends on investment securities
  Taxable income                                                            27           27           28           29           30
  Nontaxable income                                                         14           14           14           14           15
Trading account interest                                                    82          100           88           71           56
Other interest income                                                      122          109          110          104           86
-----------------------------------------------------------------------------------------------------------------------------------
        Total interest income                                            2,755        2,746        2,791        2,771        2,625
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                       822          821          818          821          804
Interest on short-term borrowings                                          459          377          380          364          287
Interest on long-term debt                                                 128          132          130          126          130
-----------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                           1,409        1,330        1,328        1,311        1,221
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                      1,346        1,416        1,463        1,460        1,404
Provision for loan losses (a)                                               90          325          175          178          162
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                      1,256        1,091        1,288        1,282        1,242
-----------------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Trading account profits                                                     53           86           24           61           33
Service charges on deposit accounts                                        214          222          214          208          210
Mortgage banking income                                                     66           74           59           58           56
Capital management income                                                  362          226          223          219          214
Securities available for sale transactions                                  20           12           10            5            4
Investment security transactions                                             -            -            2            1            -
Fees for other banking services                                             41           27           37           41           46
Equipment lease rental income                                               46           43           48           46           50
Sundry income                                                              347          227          230          176          204
-----------------------------------------------------------------------------------------------------------------------------------
        Total noninterest income                                         1,149          917          847          815          817
-----------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries                                                                   653          597          543          554          527
Other benefits                                                             138          116          118          124          137
-----------------------------------------------------------------------------------------------------------------------------------
        Personnel expense                                                  791          713          661          678          664
Occupancy                                                                  101           99          102          100          100
Equipment                                                                  150          132          137          126          129
Advertising                                                                 30           22           25           29           27
Telecommunications                                                          35           32           30           29           30
Travel                                                                      36           35           27           26           22
Postage, printing and supplies                                              49           45           40           40           45
FDIC assessment                                                              5            6            6            6            5
Professional fees                                                           32           54           29           27           24
External data processing                                                    20           22           25           23           24
Other intangibles amortization                                              66           71           69           68           69
Merger-related and restructuring charges                                    29          210            -           59            -
Sundry expense                                                             164          219          141          143          144
-----------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                        1,508        1,660        1,292        1,354        1,283
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes (benefits)                                      897          348          843          743          776
Income taxes (benefits) (a)                                                310          (14)         296          260          272
-----------------------------------------------------------------------------------------------------------------------------------
        Net income                                              $          587          362          547          483          504
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Basic earnings                                                  $         0.91         0.57         0.88         0.78         0.80
Diluted earnings                                                          0.90         0.56         0.87         0.77         0.79
Cash dividends                                                  $         0.37         0.32         0.32         0.29         0.29
AVERAGE SHARES (In thousands)
Basic                                                                  642,343      631,004      622,650      621,541      627,402
Diluted                                                                651,355      639,031      630,552      629,654      635,852
-----------------------------------------------------------------------------------------------------------------------------------

(a) Certain corporate and interstate banking entities were reorganized, which resulted in a reduction in the effective federal income tax rate in the fourth quarter of 1997. This benefit was principally offset by a higher provision for loan losses related to the restructuring of the unsecured consumer loan portfolio.

PAGE 8
FIRST UNION CORPORATION
LOANS
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------

                                                                    1998                                                 1997
                                                             ------------  ---------------------------------------------------

                                                                   First        Fourth        Third       Second        First
(In millions)                                                    Quarter       Quarter      Quarter      Quarter      Quarter
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Commercial, financial and agricultural                    $       27,910        28,111       27,244       27,414       26,683
Real estate - construction and other                               2,288         2,386        2,530        2,699        2,837
Real estate - mortgage                                             8,411         8,576        8,916        9,179        9,460
Lease financing                                                    7,843         8,056        7,871        7,775        6,587
Foreign                                                            1,520         1,431        1,308        1,395        1,091
------------------------------------------------------------------------------------------------------------------------------
        Total commercial                                          47,972        48,560       47,869       48,462       46,658
------------------------------------------------------------------------------------------------------------------------------
RETAIL
Real estate - mortgage                                            26,114        25,382       26,086       26,636       27,356
Installment loans - Bankcard (a)                                   2,514         2,708        5,137        5,494        5,453
Installment loans - other                                         20,282        19,297       21,660       21,671       21,309
Vehicle leasing                                                    4,457         4,312        4,005        3,858        3,704
------------------------------------------------------------------------------------------------------------------------------
        Total retail                                              53,367        51,699       56,888       57,659       57,822
------------------------------------------------------------------------------------------------------------------------------
        Total loans                                              101,339       100,259      104,757      106,121      104,480
Unearned income                                                    3,247         3,386        3,305        3,338        2,733
------------------------------------------------------------------------------------------------------------------------------
        Loans, net                                        $       98,092        96,873      101,452      102,783      101,747
------------------------------------------------------------------------------------------------------------------------------

(a) Installment loans - Bankcard include credit card, ICR, signature and First Choice amounts.


INTANGIBLE ASSETS
(UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------

                                                                 1998                                                 1997
                                                          ------------  ---------------------------------------------------

                                                                First        Fourth        Third       Second        First
(IN MILLIONS)                                                 Quarter       Quarter      Quarter      Quarter      Quarter
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE AND OTHER SERVICING ASSETS                    $          436           421          380          367          322
---------------------------------------------------------------------------------------------------------------------------
CREDIT CARD PREMIUM                                    $           21            24           26           29           32
---------------------------------------------------------------------------------------------------------------------------
OTHER INTANGIBLE ASSETS
Goodwill                                               $        2,267         2,247        2,278        2,314        2,354
Deposit base premium                                              393           421          457          488          519
Other                                                               5             6            8            7            9
---------------------------------------------------------------------------------------------------------------------------
        Total                                          $        2,665         2,674        2,743        2,809        2,882
---------------------------------------------------------------------------------------------------------------------------

PAGE 9
FIRST UNION CORPORATION
ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS
(Unaudited)
----------------------------------------------------------------------------------------------------------------------------------

                                                                     1998                                                    1997
                                                               -----------      --------------------------------------------------

                                                                    First           Fourth        Third       Second        First
(In millions)                                                     Quarter          Quarter      Quarter      Quarter      Quarter
----------------------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance, beginning of period                                $       1,212            1,496        1,490        1,487        1,502
Provision for loan losses                                              90              325          175          178          162
Allowance relating to loans acquired, transferred to
 accelerated disposition or sold                                        9             (478)              -            -       (17)
Loan losses, net                                                      (87)            (131)        (169)        (175)        (160)
----------------------------------------------------------------------------------------------------------------------------------
Balance, end of period                                      $       1,224            1,212        1,496        1,490        1,487
----------------------------------------------------------------------------------------------------------------------------------
(as % of loans, net)                                                 1.25 %           1.25         1.47         1.45         1.46
----------------------------------------------------------------------------------------------------------------------------------
(as % of nonaccrual and restructured loans)                           195    %         195          235          233          209
----------------------------------------------------------------------------------------------------------------------------------
(as % of nonperforming assets)                                        168    %         168          203          201          182
----------------------------------------------------------------------------------------------------------------------------------
LOAN LOSSES
Commercial, financial and agricultural                      $          16               45           15           13           10
Real estate - commercial construction and mortgage                      4                8            8            6           10
Real estate - residential mortgage                                      7               10            6           13            7
Installment loans - Bankcard                                           39               60          113          116          107
Installment loans - other and Vehicle leasing                          42               41           56           55           54
----------------------------------------------------------------------------------------------------------------------------------
        Total                                                         108              164          198          203          188
----------------------------------------------------------------------------------------------------------------------------------
LOAN RECOVERIES
Commercial, financial and agricultural                                  6               16            8            6           12
Real estate - commercial construction and mortgage                      2                3            2            4            1
Real estate - residential mortgage                                      -                -            1            -            -
Installment loans - Bankcard                                            3                5            9            7            6
Installment loans - other and Vehicle leasing                          10                9            9           11            9
----------------------------------------------------------------------------------------------------------------------------------
        Total                                                          21               33           29           28           28
----------------------------------------------------------------------------------------------------------------------------------
        Loan losses, net                                    $          87              131          169          175          160
----------------------------------------------------------------------------------------------------------------------------------
(as % of average loans, net) (a)                                     0.36 %           0.53         0.67         0.69         0.63
----------------------------------------------------------------------------------------------------------------------------------
(as % of average loans, net, excluding Bankcard) (a)                 0.22 %           0.33         0.27         0.28         0.25
----------------------------------------------------------------------------------------------------------------------------------
NONPERFORMING ASSETS
Nonaccrual loans
  Commercial loans                                          $         246              236          215          219          231
  Commercial real estate loans                                         80               76           88          101          125
  Consumer real estate loans                                          186              186          188          181          214
  Installment loans                                                   114              124          143          136          131
----------------------------------------------------------------------------------------------------------------------------------
        Total nonaccrual loans                                        626              622          634          637          701
Restructured loans                                                      1                2            1            2           11
Foreclosed properties                                                 102               99          103          102          107
----------------------------------------------------------------------------------------------------------------------------------
        Total nonperforming assets                          $         729              723          738          741          819
----------------------------------------------------------------------------------------------------------------------------------
(as % of loans, net and foreclosed properties)                       0.74 %           0.75         0.73         0.72         0.80
----------------------------------------------------------------------------------------------------------------------------------
Accruing loans past due 90 days                             $         229              232          306          318          332
----------------------------------------------------------------------------------------------------------------------------------

(a)  Annualized.

PAGE 10
FIRST UNION CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)
---------------------------------------------------------------------------------------------------------------------------------

                                                                      1998                                                  1997
                                                               ------------   ---------------------------------------------------

                                                                     First        Fourth        Third        Second        First
(In millions, except per share data)                               Quarter       Quarter      Quarter       Quarter      Quarter
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                     $        7,077         6,445        6,661         6,971        6,540
Interest-bearing bank balances                                         217           710          204           492          353
Federal funds sold and securities purchased
  under resale agreements                                           10,828         7,740        6,898         7,450        5,985
---------------------------------------------------------------------------------------------------------------------------------
        Total cash and cash equivalents                             18,122        14,895       13,763        14,913       12,878
---------------------------------------------------------------------------------------------------------------------------------
Trading account assets                                               6,682         5,457        7,825         5,418        4,194
Securities available for sale                                       32,111        21,415       18,924        18,817       16,839
Investment securities                                                2,072         2,175        2,268         2,285        2,408
Loans, net of unearned income                                       98,092        96,873      101,452       102,783      101,747
  Allowance for loan losses                                         (1,224)       (1,212)      (1,496)       (1,490)      (1,487)
---------------------------------------------------------------------------------------------------------------------------------
        Loans, net                                                  96,868        95,661       99,956       101,293      100,260
---------------------------------------------------------------------------------------------------------------------------------
Premises and equipment                                               4,398         4,233        4,228         4,230        4,310
Due from customers on acceptances                                      575           854          838           730          635
Other intangible assets                                              2,665         2,674        2,743         2,809        2,882
Other assets                                                         8,473         9,910        4,630         4,300        4,036
---------------------------------------------------------------------------------------------------------------------------------
        Total assets                                        $      171,966       157,274      155,175       154,795      148,442
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing deposits                                      22,425        21,753       20,734        20,962       19,978
  Interest-bearing deposits                                         80,901        81,136       78,669        80,027       80,320
---------------------------------------------------------------------------------------------------------------------------------
        Total deposits                                             103,326       102,889       99,403       100,989      100,298
Short-term borrowings                                               40,301        27,357       29,545        29,544       24,500
Bank acceptances outstanding                                           575           855          838           730          635
Other liabilities                                                    6,172         5,108        4,520         4,018        3,615
Long-term debt                                                       8,252         8,042        8,169         7,608        8,004
---------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                          158,626       144,251      142,475       142,889      137,052
---------------------------------------------------------------------------------------------------------------------------------
Guaranteed preferred beneficial interests                              991           991          990           990          990
---------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
Preferred stock                                                          -             -            -             -            -
Common stock, $3.33-1/3 par value; authorized
  2,000,000,000 shares                                               2,148         2,121        2,118         2,091        2,086
Paid-in capital                                                      1,203         1,384        1,296         1,010        1,000
Retained earnings                                                    8,749         8,273        8,115         7,760        7,452
Unrealized gain (loss) on debt and equity securities, net              249           254          181            55         (138)
---------------------------------------------------------------------------------------------------------------------------------
        Total stockholders' equity                                  12,349        12,032       11,710        10,916       10,400
---------------------------------------------------------------------------------------------------------------------------------
        Total liabilities and stockholders' equity          $      171,966       157,274      155,175       154,795      148,442
---------------------------------------------------------------------------------------------------------------------------------
MEMORANDA
Securities available for sale-amortized cost                $       31,720        21,020       18,639        18,723       17,049
Investment securities-market value                                   2,214         2,322        2,412         2,417        2,522
Stockholders' equity, net of unrealized
  gain (loss) on debt and equity securities                 $       12,349        12,032       11,710        10,916       10,400
Shares outstanding (In thousands)                                  644,493       636,394      635,335       627,398      625,914
---------------------------------------------------------------------------------------------------------------------------------

PAGE 11
FIRST UNION CORPORATION
CHANGES IN STOCKHOLDERS' EQUITY
(Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

                                                                   1998                                                    1997
                                                            ------------     ---------------------------------------------------

                                                                  First          Fourth         Third       Second        First
(In millions)                                                   Quarter         Quarter       Quarter      Quarter      Quarter
--------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                             $       12,032          11,710        10,916       10,400       10,932
--------------------------------------------------------------------------------------------------------------------------------
Comprehensive income
  Net income                                                        587             362           547          483          504
  Unrealized gain (loss) on debt and equity
    securities, net                                                  (5)             73           126          193         (140)
--------------------------------------------------------------------------------------------------------------------------------
        Total comprehensive income                                  582             435           673          676          364
--------------------------------------------------------------------------------------------------------------------------------
Purchase of common stock                                           (406)              -           (83)        (105)        (836)
Common stock issued for stock options
  exercised                                                         121              80            38          118          103
Common stock issued through dividend
  reinvestment plan                                                  12              10             -            2           13
Common stock issued through public
  offerings                                                           -               -           358            -            -
Common stock issued for acquisitions                                249               -            -             -            3
Cash dividends paid                                                (241)           (203)         (192)        (175)        (179)
--------------------------------------------------------------------------------------------------------------------------------
Balance, end of period                                    $      12,349          12,032        11,710       10,916       10,400
--------------------------------------------------------------------------------------------------------------------------------




CAPITAL RATIOS
(Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

                                                                   1998                                                    1997
                                                         ---------------     ---------------------------------------------------

                                                                  First          Fourth         Third       Second        First
(In millions)                                                   Quarter         Quarter       Quarter      Quarter      Quarter
--------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED CAPITAL RATIOS (a)
Tier 1 capital                                           $       10,538          10,215         8,986        8,135        7,752
Total capital                                                    16,574          16,279        15,073       13,614       13,027
Adjusted risk-based assets                                      123,143         121,503       109,851      107,726      106,451
Adjusted leverage ratio assets                           $      161,417         149,921       137,516      130,666      126,465
Ratios
  Tier 1 capital                                                   8.56 %          8.41          8.18         7.55         7.28
  Total capital                                                   13.46           13.40         13.72        12.64        12.24
  Leverage                                                         6.53            6.81          6.53         6.23         6.13
STOCKHOLDERS' EQUITY TO ASSETS
Quarter-end                                                        7.18            7.65          7.55         7.05         7.01
Average                                                            7.59 %          7.77          7.38         7.03         7.27
--------------------------------------------------------------------------------------------------------------------------------

(a) The first quarter of 1998 is based on estimates. Amounts prior to the fourth quarter of 1997 have not been restated for the Signet Banking Corporation acquisition.

PAGE 12
FIRST UNION CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                                    FIRST QUARTER 1998               FOURTH QUARTER 1997
                                                   ---------------------------------------------------------------------------------
                                                                               Average                                      Average
                                                                  Interest       Rates                        Interest        Rates
                                                      Average      Income/     Earned/             Average     Income/      Earned/
(In millions)                                        Balances      Expense        Paid            Balances     Expense         Paid
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                   $        242            3        4.52 %   $        382           5            5.30%
Federal funds sold and securities
  purchased under resale agreements                     9,108          119        5.33            7,527         104            5.44
Trading account assets                                  5,512           83        6.13            6,383         101            6.30
Securities available for sale                          28,152          469        6.68           19,192         331            6.90
Investment securities
  U.S. Government and other                             1,399           27        7.63            1,473          28            7.46
  State, county and municipal                             711           19       10.90              731          20           10.97
---------------------------------------------------------------------------                  ----------------------
        Total investment securities                     2,110           46        8.74            2,204          48            8.63
---------------------------------------------------------------------------                  -----------------------
Loans
  Commercial
    Commercial, financial and agricultural             27,830          527        7.68           27,094         508            7.44
    Real estate - construction and other                2,313           48        8.37            2,486          50            7.95
    Real estate - mortgage                              8,503          175        8.35            8,726         188            8.55
    Lease financing                                     3,782          105       11.09            3,988         108           10.80
    Foreign                                             1,448           23        6.44            1,299          22            6.62
---------------------------------------------------------------------------                  ----------------------
        Total commercial                               43,876          878        8.10           43,593         876            7.98
---------------------------------------------------------------------------                  -----------------------
  Retail
    Real estate - mortgage                             25,686          499        7.77           25,719         507            7.89
    Installment loans - Bankcard                        2,493          116       18.63            4,982         213           17.17
    Installment loans - other and Vehicle leasing      23,971          562        9.49           24,380         582            9.48
---------------------------------------------------------------------------                  ----------------------
        Total retail                                   52,150        1,177        9.08           55,081       1,302            9.43
---------------------------------------------------------------------------                  -----------------------
        Total loans                                    96,026        2,055        8.63           98,674       2,178            8.79
---------------------------------------------------------------------------                  -----------------------
        Total earning assets                          141,150        2,775        7.92          134,362       2,767            8.20
                                                                --------------------                      -----------------------
Cash and due from banks                                 6,111                                     5,978
Other assets                                           16,709                                    12,134
--------------------------------------------------------------                               -----------
        Total assets                             $    163,970                              $    152,474
--------------------------------------------------------------                               -----------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                           30,188          225        3.02           28,585         222            3.09
    Money market accounts                              15,282          123        3.27           16,073         125            3.09
    Other consumer time                                29,493          386        5.31           29,482         391            5.27
    Foreign                                             1,515           20        5.41            1,002          17            6.48
    Other time                                          3,829           68        7.17            3,995          66            6.47
---------------------------------------------------------------------------                  -----------------------
        Total interest-bearing deposits                80,307          822        4.15           79,137         821            4.11
  Federal funds purchased and securities
    sold under repurchase agreements                   28,946          360        5.04           22,270         282            5.03
  Commercial paper                                      1,071           14        5.27              864          18            8.17
  Other short-term borrowings                           6,296           85        5.49            5,094          77            6.03
  Long-term debt                                        8,230          128        6.23            8,173         132            6.49
---------------------------------------------------------------------------                  -----------------------
        Total interest-bearing liabilities            124,850        1,409        4.57          115,538       1,330            4.57
                                                                --------------------                      -----------------------
  Noninterest-bearing deposits                         20,580                                    20,264
  Other liabilities                                     5,111                                     3,842
  Guaranteed preferred beneficial interests               991                                       990
  Stockholders' equity                                 12,438                                    11,840
---------------------------------------------------------------------------                  -----------------------
         Total liabilities and stockholders'
               equity                            $    163,970                              $    152,474
--------------------------------------------------------------                               -----------
Interest income and rate earned                               $      2,775        7.92 %                $     2,767            8.20%
Interest expense and equivalent rate paid                            1,409        4.04                        1,330            3.93
----------------------------------------------------------------------------------------     -----------------------
Net interest income and margin                                $      1,366        3.88 %                $     1,437            4.27%
----------------------------------------------------------------------------------------    ------------------------------------

PAGE 13
FIRST UNION CORPORATION
NET INTEREST INCOME SUMMARIES
------------------------------------------------------------------------------------------------------------------------------

                   THIRD QUARTER 1997                        SECOND QUARTER 1997                           FIRST QUARTER 1997
------------------------------------------------------------------------------------------------------------------------------
                             Average                                     Average                                      Average
                Interest       Rates                        Interest       Rates                         Interest       Rates
    Average      Income/     Earned/             Average     Income/     Earned/             Average      Income/     Earned/
   Balances      Expense        Paid            Balances     Expense        Paid            Balances      Expense        Paid
------------------------------------------------------------------------------------------------------------------------------
        489            6           4.74%   $         377           5           5.66 %   $        284            3           4.41 %

      7,573          104           5.46            7,096          99           5.54            6,110           83           5.59
      5,301           88           6.55            4,289          72           6.72            3,557           57           6.49
     18,636          328           6.98           19,275         341           7.09           16,525          278           6.84

      1,533           28           7.36            1,531          29           7.61            1,646           31           7.47
        742           21          10.89              766          21          11.21              787           21          11.03
-------------------------                    ------------------------                     ------------------------
      2,275           49           8.51            2,297          50           8.81            2,433           52           8.62
-------------------------                    ------------------------                     ------------------------


     26,582          510           7.61           26,661         513           7.72           25,702          485           7.66
      2,625           58           8.80            2,795          60           8.65            2,879           61           8.53
      9,117          202           8.78            9,289         203           8.77            9,630          200           8.41
      4,043          106          10.42            3,919         100          10.19            3,419           83           9.83
      1,296           20           6.27            1,290          19           6.14            1,024           16           6.16
-------------------------                    ------------------------                     ------------------------
     43,663          896           8.14           43,954         895           8.17           42,654          845           8.03
-------------------------                    ------------------------                     ------------------------

     26,373          519           7.80           27,279         534           7.85           28,601          555           7.87
      5,321          213          15.87            5,510         202          14.68            5,514          192          14.09
     25,096          606           9.59           24,860         592           9.55           24,243          578           9.67
-------------------------                    ------------------------                     ------------------------
     56,790        1,338           9.35           57,649       1,328           9.24           58,358        1,325           9.21
-------------------------                    ------------------------                     ------------------------
    100,453        2,234           8.82          101,603       2,223           8.78          101,012        2,170           8.71
-------------------------                    ------------------------                     ------------------------
    134,727        2,809           8.27          134,937       2,790           8.29          129,921        2,643           8.25
              -------------------------                    ------------------------                    -------------------------
      5,740                                        5,835                                       5,933
     10,895                                       10,528                                      10,430
------------                                 ------------                                 -----------
    151,362                                $     151,300                                $    146,284
------------                                 ------------                                 -----------



     29,357          219           2.96           29,507         210           2.85           28,840          199           2.80
     14,794          119           3.20           14,257         107           3.00           14,696          106           2.93
     30,991          409           5.23           31,721         410           5.19           32,920          421           5.18
      1,263           17           5.48            3,068          41           5.39            1,821           24           5.27
      3,328           54           6.46            3,422          53           6.27            3,684           54           5.94
-------------------------                    ------------------------                     ------------------------
     79,733          818           4.07           81,975         821           4.02           81,961          804           3.98

     22,011          281           5.06           21,958         275           5.00           18,801          229           4.96
      1,089           14           5.36            1,280          18           5.40              905           11           5.05
      5,616           85           6.00            4,630          71           6.21            3,296           47           5.73
      7,854          130           6.51            7,707         126           6.59            8,032          130           6.54
-------------------------                    ------------------------                     ------------------------
    116,303        1,328           4.53          117,550       1,311           4.47          112,995        1,221           4.38
              -----------------------                      ----------------------                      -----------------------
     19,197                                       18,808                                      18,468
      3,696                                        3,313                                       3,274
        990                                          990                                         913
     11,176                                       10,639                                      10,634
------------                                 ------------                                 -----------
    151,362                                $     151,300                                $    146,284
------------                                 ------------                                 -----------
            $      2,809           8.27%                 $     2,790           8.29 %                $      2,643           8.25 %
                   1,328           3.91                        1,311           3.90                         1,221           3.81
-------------------------------------        ------------------------------------         ------------------------------------
            $      1,481           4.36%                 $     1,479           4.39 %                $      1,422           4.44 %
-------------------------------------        ------------------------------------         ------------------------------------

PAGE 14
FIRST UNION CORPORATION
CORESTATES FINANCIAL CORP
PRO FORMA FINANCIAL INFORMATION (a)
(UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                          THREE MONTHS ENDED
                                                                                                                    MARCH 31,
                                                                                                  ------------------------------

(IN MILLIONS, EXCEPT PER SHARE DATA)                                                                    1998             1997
--------------------------------------------------------------------------------------------------------------------------------
COMBINED FINANCIAL HIGHLIGHTS
Net income after merger-related and restructuring
  charges                                                                                       $        790              702
After-tax merger-related and restructuring charges                                                        19                -
--------------------------------------------------------------------------------------------------------------------------------
Net income before merger-related and restructuring
  charges                                                                                       $        809              702
--------------------------------------------------------------------------------------------------------------------------------
COMBINED PER SHARE DATA
Basic earnings
  Net income after merger-related and restructuring
    charges                                                                                     $       0.82             0.72
  Net income before merger-related and restructuring
    charges                                                                                             0.84             0.72
Diluted earnings
  Net income after merger-related and restructuring
    charges                                                                                             0.81             0.72
  Net income before merger-related and restructuring
    charges                                                                                             0.83             0.72
Book value                                                                                      $      16.31            14.41
--------------------------------------------------------------------------------------------------------------------------------
COMBINED PERIOD-END BALANCE SHEET DATA
Securities available for sale                                                                   $     34,388           19,059
Investment securities                                                                                  3,172            4,024
Loans, net of unearned income                                                                        133,092          135,342
Earning assets                                                                                       192,925          171,945
Total assets                                                                                         220,066          193,507
Noninterest-bearing deposits                                                                          30,530           28,934
Interest-bearing deposits                                                                            107,605          104,434
Long-term debt                                                                                        12,010           10,761
Guaranteed preferred beneficial interests                                                              1,741            1,740
Stockholders' equity                                                                            $     15,806           13,843
--------------------------------------------------------------------------------------------------------------------------------

(a) It is assumed that the CoreStates acquisition will be accounted for on a pooling of interests accounting basis. Accordingly, an exchange ratio of
     1.62 shares of the Corporation's common stock has been applied as appropriate to the pro forma financial information presented herein. For the three months ended March 31, 1998 and 1997, CoreStates had net income applicable to common stockholders of $203 million and $198 million, respectively. At March 31, 1998, CoreStates had total assets of $48 billion and 201 million shares of common stock outstanding. Additional pro forma financial information with respect to the CoreStates acquisition can be found in First Union's Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC) on November 18, 1997, November 28, 1997, and December 2, 1997, in First Union's registration statement on Form S-4, filed with the SEC on January 9, 1998, and in First Union's 1997 Form 10-K. Reference is hereby made to such information, including the notes to such information.